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                                                                       EXHIBIT C

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per Share, of Global Vacation Group, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 30th day of June 2000.

                                             GV INVESTMENT LLC


                                             By: /s/ J. William Uhrig
                                                -------------------------------
                                                 Name: J. William Uhrig
                                                 Title: President


                                             THREE CITIES FUND III, L.P.
                                             By: TCR Associates III, L.L.C.,
                                                 its General Partner
                                             By: TCR GP, L.L.C.
                                                 its Managing Member


                                             By: /s/ Willem de Vogel
                                                -------------------------------
                                                 Name: Willem de Vogel
                                                 Title: Managing Member



                                             THREE CITIES RESEARCH, INC.

                                             By: /s/ Willem de Vogel
                                                -------------------------------
                                                 Name: Willem de Vogel
                                                 Title: President
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KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David W. Bernstein, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in any and all capacities any and all amendments to this Statement on
Schedule 13D and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do all such other acts and execute all such other documents as they, or any of them, may deem necessary or desirable in connection with the foregoing, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.



                                             GV INVESTMENT LLC


                                             By: /s/ J. William Uhrig
                                                -------------------------------
                                                 Name: J. William Uhrig
                                                 Title: President


                                             THREE CITIES FUND III, L.P.
                                             By: TCR Associates III, L.L.C.,
                                                 its General Partner
                                             By: TCR GP, L.L.C.
                                                 its Managing Member


                                             By: /s/ Willem de Vogel
                                                -------------------------------
                                                 Name: Willem de Vogel
                                                 Title: Managing Member


                                             THREE CITIES RESEARCH, INC.

                                             By: /s/ Willem de Vogel
                                               -------------------------------
                                                Name: Willem de Vogel
                                                Title: President




Dated: June 30, 2000